EXHIBIT 10.40

                 First Amendment to Purchase and Sale Agreement
                  between TownePlace Management Corporation and
                Residence Inn by Marriott, Inc., as Sellers, and
                   CNL Hospitality Partners, LP, as Purchaser,
                 and joined in by Marriott International, Inc.,
                    relating to the Residence Inn - Mira Mesa
                       and the Residence Inn - Merrifield


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                 FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT


         THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (the "First Amendment") is made as of the 30th day of June, 2000, by and between TOWNEPLACE MANAGEMENT CORPORATION, a Delaware corporation and RESIDENCE INN BY MARRIOTT, INC., a Delaware corporation (collectively, "Seller"), and CNL HOSPITALITY PARTNERS, LP, a Delaware limited partnership ("Purchaser") and joined in by MARRIOTT INTERNATIONAL, INC., a Delaware corporation ("MI").

                              W I T N E S S E T H :

         WHEREAS, the Seller, Purchaser and MI are parties to that certain Purchase and Sale Agreement (the "Original Agreement") dated November 24, 1999, for the purchase and sale of three (3) certain properties located respectively in Mira Mesa, California, Newark, California and Merrifield, Virginia and more particularly described in the Original Agreement; and

         WHEREAS, in connection with the execution of the Original Agreement, MI, Purchaser and SpringHill SMC Corporation, a Delaware corporation ("SpringHill"), entered into that certain Side-Letter Regarding the Gaithersburg Property ("Side-Letter") dated November 24, 1999, pursuant to which MI and SpringHill agreed to enter into a separate agreement for the purchase and sale of certain property located in Gaithersburg, Maryland (the "Gaithersburg
Property"), on substantially the same terms as contained in the Original Agreement; and

         WHEREAS, SpringHill, MI and Purchaser have entered into, contemporaneously with the execution of this Amendment, that certain Purchase and Sale Agreement (the "Gaithersburg Contract") for the purchase and sale of the Gaithersburg Property; and

         WHEREAS, Seller, MI, SpringHill and Purchaser have agreed that a default by Purchaser under the Gaithersburg Contract shall be a default by Purchaser under the Original Agreement and that a default by Purchaser under the Original Agreement shall be a default by Purchaser under the Gaithersburg Contract; and

         WHEREAS, Seller, MI, SpringHill and Purchaser have agreed that a default by Tenant under any of the Leases (as defined in the Original Agreement) shall be a default by Tenant under the Lease (as defined in the Gaithersburg Contract) and that a default by Tenant under the Lease (as defined in the Gaithersburg Contract) shall be a default by Tenant under all of the Leases (as defined in the Original Agreement); and

         WHEREAS, the Seller, Purchaser and MI desire to amend certain terms and conditions of the Original Agreement to reflect the foregoing agreements.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, MI, Seller and Purchaser hereby agree as follows:

         1. Recitals. The foregoing recitals are correct and complete and are hereby incorporated into this First Amendment by this reference.

         2. Defined Terms. Capitalized terms used in this First Amendment and not defined elsewhere herein shall have the meanings set forth in the Original Agreement.

         3. Amendments to Original Agreement. From and after the date hereof the Original Agreement shall be amended as follows:

                  (a)  Immediately   following   Section  1.1  of  the  Original
Agreement, the following new section shall be added:

                  "1.1A "Aggregate Deposit" shall have the meaning given such term in Section 10.3."

                  (b)  Immediately   following  Section  1.29  of  the  Original
Agreement, the following new sections shall be added:

                  "1.29A "Gaithersburg Contract" shall mean that certain Purchase and Sale Agreement to be entered into by and between MI, as "MI", and SpringHill SMC Corporation, as "Seller," and Purchaser, as "Purchaser," for the purchase and sale of certain property located in Gaithersburg, Maryland and more particularly described therein.

                  1.29B "Gaithersburg Property" shall mean that certain property located in Gaithersburg, Maryland and more particularly described in the Gaithersburg Contract."

(c) Section 10 of the Original Agreement shall be deleted in its entirety and, in lieu thereof, the following shall be substituted:

         "SECTION 10.  DEFAULT.

                  10.1 Default by the Seller. If (i) the Seller or MI shall have made any representation or warranty herein which shall be untrue in any material respect when made or updated as herein provided, or (ii) if the Seller or MI shall fail to perform any of the material covenants and agreements contained herein and such condition or failure continues for a period of ten (10) days (or such additional period as may be reasonably required to effectuate a cure of the same) after notice thereof from the Purchaser, the Purchaser may terminate this Agreement with respect to the affected Property and Seller shall reimburse to Purchaser the Purchaser's expenses incurred in respect of such affected Property, not to exceed $30,000 (and direct Escrow Agent to refund to Purchaser the portion of the Deposit allocable to the affected Property as provided in Section 10.3), and/or the Purchaser may pursue any and all remedies available to it at law or in equity, including, but not limited to, a suit for specific performance or other equitable relief; provided, however, that, (x) in no event shall the Seller or MI be liable for (and Purchaser hereby agrees that it will not commence or prosecute any action for) consequential or punitive or exemplary damages and (y) in no event shall the aggregate liability of the Seller or MI under this Agreement and of MI and "Seller" therein under the Gaithersburg Contract exceed an amount equal to Three Million One Hundred Fifty-two Thousand Six Hundred Eighty Dollars ($3,152,680.00) plus the reasonable attorneys' fees and expenses incurred by Purchaser in enforcing this Agreement and/or the Gaithersburg Contract against Seller, "Seller" under the Gaithersburg Contract and/or MI in respect of such default. It is understood and agreed that for purposes of this
         Section 10.1, if a default results from a false representation or warranty, such default shall be deemed cured if the events, conditions, acts or omissions giving rise to the falsehood are cured within the applicable cure period even though, as a technical matter, such representation or warranty was false as of the date actually made.

                  10.2 DEFAULT BY THE PURCHASER. IF (I) THE PURCHASER SHALL HAVE MADE ANY REPRESENTATION OR WARRANTY HEREIN WHICH SHALL BE UNTRUE OR MISLEADING IN ANY MATERIAL RESPECT, OR (II) IF THE PURCHASER SHALL FAIL TO PERFORM ANY OF THE COVENANTS AND AGREEMENTS CONTAINED HEREIN AND SUCH CONDITION OR FAILURE SHALL CONTINUE FOR A PERIOD OF TEN (10) DAYS (OR SUCH ADDITIONAL PERIOD AS MAY BE REASONABLY REQUIRED TO EFFECTUATE A CURE OF THE SAME; PROVIDED THAT NO SUCH EXTENSION OF TIME SHALL APPLY TO PURCHASER'S FAILURE TO PAY THE ALLOCABLE PURCHASE PRICE AT CLOSING OR OTHERWISE OPERATE TO EXTEND THE CLOSING DATE) AFTER NOTICE THEREOF FROM THE SELLER, OR (III) THE SELLER BECOMES ENTITLED TO TERMINATE (AND IN FACT TERMINATES) THE GAITHERSBURG CONTRACT AS A RESULT OF PURCHASER'S DEFAULT PURSUANT TO SECTION 10.2 OF THE GAITHERSBURG CONTRACT, THE SELLER MAY, AS ITS SOLE AND EXCLUSIVE REMEDY, AT LAW, OR IN EQUITY, TERMINATE THIS AGREEMENT WITH RESPECT TO ANY PROPERTY OR PROPERTIES AS TO WHICH A CLOSING SHALL NOT YET HAVE OCCURRED, WHEREUPON THE PURCHASER SHALL PAY TO THE SELLER, AS LIQUIDATED DAMAGES AND NOT AS A PENALTY, FOR AND ON ACCOUNT OF SUCH PROPERTIES (AND THE GAITHERSBURG PROPERTY IF UNSOLD UNDER THE GAITHERSBURG CONTRACT), THE SUM OF THREE MILLION ONE HUNDRED FIFTY-TWO THOUSAND SIX HUNDRED EIGHTY DOLLARS ($3,152,680.00) (WHICH SUM IS INCLUSIVE OF THE AMOUNT OF LIQUIDATED DAMAGES, IF ANY, PAID OR PAYABLE BY PURCHASER PURSUANT TO SECTION 10.02 OF THE GAITHERSBURG CONTRACT, IT BEING THE INTENT AND AGREEMENT OF THE PARTIES THAT PURCHASER'S AGGREGATE LIABILITY FOR LIQUIDATED DAMAGES UNDER THIS AGREEMENT AND THE GAITHERSBURG CONTRACT SHALL NOT EXCEED $3,152,680.00, INCLUDING ANY PORTION OF THE AGGREGATE DEPOSIT APPLIED THERETO PURSUANT TO SECTION 10.3 HEREOF OR SECTION 10.3 OF THE
         GAITHERSBURG  CONTRACT),   PLUS  THE  REASONABLE  ATTORNEYS'  FEES  AND
         EXPENSES  INCURRED BY SELLER IN  ENFORCING  THIS  AGREEMENT  AND/OR THE
         GAITHERSBURG CONTRACT AGAINST PURCHASER IN RESPECT OF PURCHASER'S DEFAULT.

         ---------------------------------     ------------------------------
                PURCHASER'S INITIALS                  SELLER'S INITIALS
         ---------------------------------     ------------------------------

          /s/ CBS                               /s/ TJG
         CNL HOSPITALITY                        TOWNEPLACE MANAGEMENT
         PARTNERS, LP                           CORPORATION

                                                /s/ TJG
                                                RESIDENCE INN BY MARRIOTT, INC.

                                                /s/ TJG
                                                MARRIOTT INTERNATIONAL, INC.
         ---------------------------------     ------------------------------

                  It is understood and agreed that for purposes of this Section 10.2, if a default results from a false representation or warranty, such default shall be deemed cured if the events, conditions, acts or omissions giving rise to the falsehood are cured within the applicable cure period even though, as a technical matter, such representation or warranty was false as of the date actually made.

                  10.3 Purchaser's Deposit. In order to secure Purchaser's performance hereunder, including, without limitation, its obligation to pay liquidated damages as provided in Section 10.2, Purchaser has heretofore provided, or will provide immediately upon the execution and delivery of this Agreement, a Two Million Three Hundred Ninety-One Thousand Nine Hundred Fifty Dollars ($2,391,950) cash deposit (said deposit is herein referred to as the "Deposit") to the Escrow Agent. The Escrow Agent shall hold and disburse the Deposit pursuant to the terms of the Escrow Agreement entered into among Seller, Purchaser and Escrow Agent of even date herewith, a true copy of which is attached hereto as Schedule P (the "Escrow Agreement"). The Deposit together with the "Deposit" under the Gaithersburg Contract is herein referred to as the "Aggregate Deposit."

                  If Purchaser defaults on its obligations hereunder such that Seller becomes entitled to liquidated damages as provided in Section 10.2, Seller shall be immediately entitled to the entire Aggregate Deposit to be applied to such liquidated damages. If Purchaser elects to terminate this Agreement in respect of a Property pursuant to Sections 2.3, 2.4, 2.5, 2.7 or 8.4, or if Seller elects to terminate this Agreement pursuant to the provisions of Section 3.5 or 3.6, or if either party elects to terminate this Agreement pursuant to Section 3.1, Purchaser shall be entitled to the prompt return of the portion of the Deposit allocable to the affected Property (as provided below) and the parties shall so direct the Escrow Agent to pay such portion to Purchaser and thereupon shall have no further obligations hereunder in respect of such Property except any obligations which expressly survive a termination of this Agreement. In the event Seller becomes entitled to the Aggregate Deposit, including the Deposit hereunder, the Escrow Agent shall promptly disburse the Aggregate Deposit, including the Deposit, to Seller in the manner provided for in the Escrow Agreement.

                  The Aggregate Deposit shall be held by Escrow Agent in an interest-bearing account and Escrow Agent shall be authorized to deliver the interest accrued thereon from time to time to Purchaser. Upon the occurrence of Closing in respect of a given Property, the Escrow Agent shall return to the Purchaser that portion of the Deposit allocable to the Property being closed upon. For purposes hereof, the Deposit shall be allocated among the Properties as follows: Residence Inn, Mira Mesa, California, $771,150; Residence Inn, Merrifield, Virginia, $940,800; TownePlace Suites, Newark, California, $680,000. Any portion of the Deposit not applied to liquidated damages and/or reasonable attorneys' fees and expenses pursuant to Section 10.2., or previously returned to Purchaser pursuant to the terms hereof will be returned to Purchaser promptly following the occurrence of the Closing of all three (3) Properties hereunder."

                  (d) "Exhibit B" (captioned "Other Leases") of "Schedule C" (captioned "Lease") of the Original Agreement shall be deleted in its entirety and, in lieu thereof, the "Exhibit B" attached hereto as Exhibit A shall be inserted.

                  (e) "Schedule D" (captioned "Limited Rent Guaranty") of the Original Agreement shall be deleted in its entirety and, in lieu thereof, the "Schedule D" attached hereto as Exhibit B shall be inserted.

         4. Counterparts. This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         5. Governing Law. This First Amendment shall be interpreted, construed, applied and enforced in accordance with the laws of the State of Maryland. To the maximum extent permitted by applicable law, any action to enforce, arising out of, or relating in any way to, any of the provisions of this First Amendment may be brought and prosecuted in such court or courts located in the State of Maryland as is provided by law; and the parties consent to the jurisdiction of said court or courts located in the State of Maryland and to service of process by registered mail, return receipt requested, or by any other manner provided by law.

         6. Section and Other Headings. The headings contained in this First Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this First Amendment.

         7. Entire Agreement. This First Amendment contains and embodies the entire agreement of the parties hereto, and no representations, inducements, or agreements, oral or otherwise, not contained in this First Amendment shall be of any force or effect. This First Amendment may not be modified or changed in whole or in part in any manner other than by an instrument in writing duly signed by the parties hereto. Except as modified by this First Amendment, the terms and provisions of the Original Agreement, which are incorporated herein by this reference, are hereby reaffirmed and shall be binding upon the parties hereto.

                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed as a sealed instrument as of the date first above written.


                              SELLERS:

                              TOWNEPLACE MANAGEMENT CORPORATION


                              By:       /s/ Timothy J. Grisius
                                       Timothy J. Grisius
                                       Vice President

                              RESIDENCE INN BY MARRIOTT, INC.

                              By:       /s/ Timothy J. Grisius
                                       Timothy J. Grisius
                                       Vice President


                              PURCHASER:

                              CNL HOSPITALITY PARTNERS, LP

                              By:      CNL Hospitality GP Corp.,
                                       a Delaware corporation its general
                                       partner

                                       By:    /s/ C. Brian Strickland
                                             C. Brian Strickland
                                             Vice President of Finance and
                                             Administration

                              MI:

                              MARRIOTT INTERNATIONAL, INC.


                              By:       /s/ Timothy J. Grisius
                                       Timothy J. Grisius
                                       Authorized Signatory

The undersigned, CNL Hospitality Properties, Inc., joins herein for the purpose of evidencing its consent to the amendment of the Original Agreement pursuant to this First Amendment and to reaffirm its obligations with respect to the Guaranty of Landlord's Obligations entered into or to be entered into pursuant to the terms of the Original Agreement.


                                     CNL HOSPITALITY PROPERTIES, INC.

                                     By:    /s/ C. Brian Strickland
                                            C. Brian Strickland
                                            Vice President of Finance and
                                            Administration

         The undersigned, First American Title Insurance Company, joins herein for the purpose of evidencing its obligations under the Escrow Agreement, as the same may be amended.


                                        FIRST AMERICAN TITLE INSURANCE COMPANY


                                        By:    /s/ Larry P. Deal
                                              Name: Larry P. Deal
                                              Title: Vice President